                                                                    Exhibit 10.1

                            CONTRIBUTION AGREEMENT


                                 by and among



                              buyingedge.com inc.



                    INFORMATION MANAGEMENT ASSOCIATES, INC.


                                      and



                               MARKETNET, L.L.C.



                           Dated as of May 25, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                                 Page
                                                                                                 ----
Section 1.   Definitions........................................................................    1

Section 2.   Capital Contributions..............................................................    5

Section 3.   Taxes..............................................................................    6

Section 4.   Obligations of the Contributors and the Company....................................    6

Section 5.   Representations and Warranties.....................................................    6

Section 6.   Patent Applications................................................................    9

Section 7.   Conditions to the Obligations of IMA...............................................    9

Section 8.   Conditions to the Obligations of MarketNet.........................................   10

Section 9.   Conditions to the Obligations of the Company.......................................   10

Section 10.  Survival of Representations and Warranties; Indemnification, Etc...................   11

Section 11.  Further Assurances.................................................................   13

Section 12.  Miscellaneous......................................................................   13

Section 12.  Miscellaneous......................................................................   13

EXHIBITS

Exhibit A    -   Assumed IMA Liabilities
Exhibit B    -   Assumed MarketNet Liabilities
Exhibit C    -   IMA Consumer Electronic Commerce Products
Exhibit D    -   IMA Contracts
Exhibit DD   -   IMA Equipment
Exhibit DDD  -   IMA Trademark Interests
Exhibit E    -   MarketNet Contracts
Exhibit F    -   MarketNet Products
Exhibit G    -   Form of IMA Assignment and Assumption Agreement
Exhibit H    -   Form of MarketNet Assignment and Assumption Agreement
Exhibit I    -   Form of Software Licensing, Marketing and Noncompetition
                 Agreement
Exhibit J    -   Form of Registration Rights Agreement
Exhibit K    -   Form of Services Agreement
Exhibit L    -   Form of Space Sharing Agreement

                            CONTRIBUTION AGREEMENT
                            ----------------------


     THIS CONTRIBUTION AGREEMENT is made effective as of May 25, 1999 (the "Agreement"), by and among INFORMATION MANAGEMENT ASSOCIATES, INC. a Connecticut corporation, ("IMA"), MARKETNET, L.L.C., a Delaware limited liability company ("MarketNet") (collectively IMA and MarketNet are referred to herein as the "Contributors") and buyingedge.com inc., a Connecticut corporation (the "Company").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Contributors desire to make capital contributions (the "Capital Contributions") to the Company of certain assets and liabilities in exchange for shares of the Common Stock of the Company, no par value ("Common Stock"). IMA will receive 7,990,000 shares of the Common Stock for its Capital Contribution and MarketNet will receive 510,000 shares of the Common Stock for its Capital Contribution;

     WHEREAS the parties intend the Capital Contributions hereunder to be tax-free contributions to the Company under the Code;

     WHEREAS, immediately after the Capital Contributions, the Contributors will own all of the issued and outstanding the Common Stock in the Company;

     WHEREAS, in connection with the Capital Contributions, the Company, MarketNet and IMA will enter into certain related agreements, including a Services Agreement between the Company and IMA, a Space Sharing Agreement between the Company and IMA, a Software Licensing, Marketing and Noncompetition Agreement between the Company and IMA, a Registration Rights Agreement among the Company, IMA and MarketNet and a Tax Allocation Agreement between the Company and IMA (collectively, the "Related Agreements"); and

     WHEREAS, each of IMA, MarketNet and the Company have this Agreement by all requisite corporate or limited liability company action.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and the agreements hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.     Definitions.  The terms defined in this Section 1, wherever
                    -----------
used in this Agreement, shall have the following meanings for all purposes of this Agreement.

          "Assumed IMA Liabilities" means (i) all executory obligations under
           -----------------------
the IMA Contracts and (ii) the other obligations and liabilities set forth on Exhibit A hereto.
---------

          "Assumed MarketNet Liabilities" means the obligations and liabilities
           -----------------------------
set forth on Exhibit B hereto.
             ---------

          "Closing" shall have the meaning set forth in Section 2(f) hereof.
           -------

          "Closing Date" shall have the meaning set forth in Section 2(f)
           -------------
hereof.

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
rules and regulations promulgated thereunder.

          "Common Stock" shall have the meaning set forth in the recitals above.
           ------------

          "Computer Code" means computer programming code.  Except as otherwise
           -------------
specified, Computer Code shall include both Object Code and Source Code.

          "Derivative Work" means a work that is based upon one or more
           ----------------
preexisting works, such as a revision, modification, translation, abridgement, condensation, expansion, or an y other form in which such preexisting works may be recast, transformed, or adapted, and which, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement. For purposes of this Agreement, a Derivative Work shall also include any compilation that incorporate such preexisting work.

          "Development Documentation" means all Documentation used in
           -------------------------
conjunction with Source Code in the development process.

          "Documentation" means all written materials (and machine-readable text
           -------------
subject to display and printout) that relate to and/or describe particular Computer Code. Except as otherwise specified, Documentation shall include Development Documentation and User Documentation.

          "GAAP" shall mean United States generally accepted accounting
           ----
principles as promulgated by the Financial Accounting Standards Board.

          "IMA Assignment and Assumption Agreement" shall have the meaning set
           ---------------------------------------
forth in Section 2(a) hereof.

          "IMA Consumer Electronic Commerce Products" means the forms of
           -----------------------------------------
Computer Code and Documentation listed in Exhibit C attached hereto.
                                          ---------

          "IMA Contracts" means the contracts, agreements, and other obligations
           -------------
relating to the IMA Consumer Electronic Commerce Products listed on Exhibit D.
                                                                    ---------

          "IMA Copyright Interests" means all the interests currently held by
           -----------------------
IMA in registered or unregistered copyrights and copyright registrations in the United States in and to the IMA Consumer Electronic Commerce Products, and any renewal or extension thereof, and any normal rights pertaining thereto, including the right to sue for, settle or release any past, present or future infringement thereof.

          "IMA Derivative Product" means a computer program product in Source
           ----------------------
Code or Object Code form, together with related Documentation, which is either a Derivative Work or a copy of any IMA Consumer Electronic Commerce Product; provided, however, that any product that, when its Computer Code is fully combined with other Computer Code to render it operational, contains less than twenty-five percent (25%) of the Computer Code of the module or modules of the IMA Consumer Electronic Commerce Product from which it may have been derived shall not be deemed a copy or Derivative Work of the IMA Consumer Electronic Commerce Product for this purpose.

          "IMA Equipment" means the computer equipment and peripherals listed on
           -------------
Exhibit DD.
----------

          "IMA Excluded Assets" shall have meaning as set forth in Section 2(b)
           -------------------
hereof.

          "IMA Other Interests" means the interests, other than the IMA
           -------------------
Copyright Interests and the IMA Patent Interests, that IMA may own or have the right to sublicense hereunder in (1) any idea, design, concept, technique, invention, discovery, or improvement, whether or not patentable, but including, without limitation, patents, patent applications, trade secrets, and know-how, that are embodied in or evidenced by the IMA Consumer Electronic Commerce Products or any IMA Derivative Products, or required to be used or practiced in order to exercise the rights and licenses granted hereunder; and (2) pictorial, graphic, or audio/visual works, including, without limitation, icons, screens, characters, data formats, and reports created as a result of execution of the IMA Consumer Electronic Commerce Products or any IMA Derivative Products, whether such pictorial, graphic, or audio/visual works are created by use of the IMA Consumer Electronic Commerce Products or any IMA Derivative Products alone or with other programming or through other means.

          "IMA Patent Interests" means the interests  now owned by IMA or
           --------------------
existing and filed or hereafter acquired or arising and filed to any patents, patent applications and patentable interests (including, without limitation, inventions and improvements) in and to the IMA Consumer Electronic Commerce Products, in the United States and foreign jurisdictions.

          "IMA Trademark Interests" means the unregistered trademarks, federal
           -----------------------
trademark applications and registered domain names listed on Exhibit DDD.
                                                             -----------

          "Lien or Liens" shall mean any mortgage, lien, security interest,
           -------------
pledge, negative pledge, encumbrance, assessment, title retention agreement, restriction or restraint on transfer, defect of title, charge in the nature of a lien or security interest, or option (whether consensual, statutory or otherwise).

          "MarketNet Contracts" means the contracts, agreements, and other
           -------------------
obligations relating to the MarketNet Products listed on Exhibit E.
                                                         ---------

          "MarketNet Copyright Interests" means all the interests currently held
           -----------------------------
by MarketNet in registered or unregistered copyrights and copyright registrations in the United States in and to the MarketNet Products, and any renewal or extension thereof, and any normal rights pertaining thereto, including the right to sue for, settle or release any past, present or future infringement thereof.

          "MarketNet Derivative Product" means a computer program product in
           ----------------------------
Source Code or Object Code form, together with related Documentation, which is either a Derivative Work of or a copy of any MarketNet Product; provided, however, that any product that, when its Computer Code is fully combined with other Computer Code to render it operational, contains less than twenty-five percent (25%) of the Computer Code of the module or modules of the MarketNet Product from which it may have been derived shall not be deemed a copy or Derivative Work of the MarketNet Product for this purpose.

          "MarketNet Other Interests" means the interests, other than the
           -------------------------
MarketNet Copyright Interests and the MarketNet Patent Interests, that
MarketNet may own or have the right to sublicense hereunder in (1) any idea, design, concept, technique, invention, discovery, or improvement, whether or not patentable, but including, without limitation, patents, patent applications, trade secrets, and know-how, that are embodied in or evidenced by the MarketNet Products or any MarketNet Derivative Products, or required to be used or practiced in order to exercise the rights and licenses granted hereunder; and
(2) pictorial, graphic, or audio/visual works, including, without limitation, icons, screens, characters, data formats, and reports created as a result of execution of the MarketNet Products or any MarketNet Derivative Products, whether such pictorial, graphic, or audio/visual works are created by use of the MarketNet Products or any MarketNet Derivative Products alone or with other programming or through other means.

          "MarketNet Patent Interests" means the interests  now owned by
           --------------------------
MarketNet or existing and filed or hereafter acquired or arising and filed to any patents, patent applications and patentable interests (including, without limitation, inventions and improvements) in and to the MarketNet Products, in the United States and foreign jurisdictions.

          "MarketNet Products" means the forms of Computer Code and
           ------------------
Documentation listed in Exhibit F attached hereto.
                        ---------

          "Object Code" means the machine-readable form of the Computer Code.
           -----------

          "Permitted Liens" means: (i) Liens for current taxes not yet
           ---------------
delinquent for which appropriate reserves in accordance with GAAP have been created; (b) statutory liens imposed by law which are incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers and materialmen.

          "Source Code" means the human-readable form of the Computer Code,
           -----------
including all comments and any procedural Computer Code such as job control language.

          "Transferred Assets" means, collectively, the Transferred IMA Assets
           ------------------
and the Transferred MarketNet Assets.

          "Transferred IMA Assets" means the IMA Patent Interests, the IMA
           ----------------------
Copyright Interests, the IMA Contracts, copies of the IMA Consumer Electronic Commerce Products, the IMA Equipment, the IMA Trademark Interests and shall not include the IMA Excluded Assets.

          "Transferred MarketNet Assets" means the MarketNet Patent Interests,
           ----------------------------
the MarketNet Copyright Interests, the MarketNet Contracts, the MarketNet Other Interests and copies of the MarketNet Products.

          "User Documentation" means all Documentation in the form of
           ------------------
instructions and manuals provided to end-user customers.

      Section 2.    Capital Contributions.
                    ---------------------

              (a) On the terms and subject to the conditions of this Agreement, effective as of the date first written above, IMA hereby agrees to transfer, convey and assign or cause to be transferred, conveyed and assigned to the Company all of its right, title, interest in and to the Transferred IMA Assets. As consideration for the transfer of the Transferred IMA Assets to the Company, the Company shall (i) issue and cause to be delivered to IMA 7,990,000 shares of the Common Stock in IMA's name, and (ii) assume the Assumed IMA Liabilities. IMA and the Company shall execute and deliver an Assignment and Assumption Agreement in the form of Exhibit G hereto (the "IMA Assignment and
                                    ---------
Assumption Agreement"), together with such other documents or instruments of transfer as reasonably required by the Company or IMA, as the case may be, to evidence such contribution, the transfer and assignment of the Transferred IMA Assets and the assumption of the Assumed IMA Liabilities on the Closing Date.

              (b) Anything contained in this Agreement to the contrary, there are expressly excluded from the assets conveyed and assigned to the Company by IMA the following: (i) the IMA Other Interests; and (ii) intellectual property rights in software products other than the IMA Consumer Electronic Commerce Products, all of which are hereby expressly reserved by IMA. For convenience of reference, the assets, properties and rights referred to in this Section 2(b) which are being retained by IMA are hereinafter collectively referred to as the "IMA Excluded Assets."

              (c) IMA may make and retain no more than ten (10) additional copies of the IMA Consumer Electronic Commerce Products and IMA Derivative Products for nonproductive archival purposes. IMA shall protect the Source Code version of any IMA Consumer Electronic Commerce or IMA Derivative Products with the same degree of care as it provides for its own or similar products.

              (d) Notwithstanding any other provision of this Agreement, IMA reserves and retains for its own benefit that right to use and disclose, for any purpose whatsoever, the ideas, concepts, know-how, and techniques embodied in or disclosed by the IMA Consumer Electronic Commerce Products or any IMA Derivative Products.

              (e) On the terms and subject to the conditions of this Agreement, effective as of the date first written above, MarketNet hereby agrees to transfer, convey and assign or cause to be transferred, conveyed and assigned to the Company all of its right, title, interest in and to the Transferred MarketNet Assets. As consideration for the transfer of the Transferred MarketNet Assets to the Company, the Company shall (i) issue and cause to be delivered to MarketNet 510,000 shares of the Common Stock in MarketNet's name and (ii) assume the Assumed MarketNet Liabilities. MarketNet and the Company shall execute and deliver an Assignment and Assumption Agreement in the form of Exhibit H hereto
                                                              ---------
(the "MarketNet Assignment and Assumption Agreement"), together with such other documents or instruments of transfer as reasonably required by the Company or MarketNet, as the case may be, to evidence such contribution and the transfer and assignment of the Transferred MarketNet Assets and the assumption of the Assumed MarketNet Liabilities on the Closing Date.

               (f) The closing of the transactions contemplated hereby (the "Closing") shall, unless another date or place is agreed to in writing by the parties hereto, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 225 Asylum Street, Hartford, CT. 06103 at 10:00 a.m. local time on May 25, 1999 (the "Closing Date").

      Section 3.    Taxes.
                    -----

               (a)  Federal Income Tax Treatment of the Capital Contributions.
                    ---------------------------------------------------------
The parties intend that the Capital Contributions by the Contributors to the Company will be treated as tax-free contributions under the Code. All provisions of this Agreement shall be interpreted and construed so as to effectuate such treatment, and the parties shall take appropriate action to ensure such treatment.

               (b)  Transfer Taxes. Each of MarketNet and IMA will pay 50% of
                    --------------
all sales, use, transfer and documentary taxes and recording and filing fees applicable to the transfer of the Transferred Assets to the Company, and hold the Company harmless from payment of any and all sales, use, transfer and documentary taxes applicable to the transfer of the Transferred Assets.

      Section 4.    Obligations of the Contributors and the Company.  The
                    -----------------------------------------------
Contributors and Company agree not to take any action or position, or file any election or return which would cause the Capital Contributions not to be treated as a tax-free reorganization under the Code.

      Section 5.    Representations and Warranties.
                    ------------------------------

               (a) IMA represents and warrants to MarketNet and the Company as follows:

                    (1)  Corporate Power and Authority. IMA has the requisite
                         -----------------------------
power and authority to execute, deliver and perform this Agreement and to contribute to the Company the Transferred IMA Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of IMA. This Agreement constitutes the legal, valid and binding obligation of IMA, enforceable against IMA in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                    (2)  Validity of Contemplated Transactions. The execution,
                         -------------------------------------
delivery and performance of this Agreement by IMA and the consummation of the transactions contemplated hereby do not and will not (a) violate, breach or contravene any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of IMA, (b) violate or constitute a default under, any material contract by which IMA or its property is bound, or (c) violate any material provision of law.

                    (3)  Title to Contributed Assets. IMA is in possession of
                         ---------------------------
and has good, valid and marketable title to, or has a valid leasehold interest in or valid rights under contract to use, all the Transferred IMA Assets. All the Transferred IMA Assets are free and clear of all Liens, except Permitted Liens.

                    (4)  Investment Representation. IMA is an "accredited
                         -------------------------
investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "1933 Act"). IMA is acquiring the Common Stock issuable by the Company hereunder for investment and not with a view to, or for sale in connection with, any "distribution," as such term is used in Section 2(11) of the 1933 Act, of any shares of Common Stock in violation of the 1933 Act. IMA understands that (i) the Common Stock issuable hereunder will be "restricted securities" within the meaning of Rule 144 promulgated under the 1933 Act; (ii) such securities must be held indefinitely and that no transfer of such securities may be made by IMA unless (A) the sale of such securities has been registered under the 1933 Act and any applicable state securities laws, or (B) an exemption from registration is available under the 1933 Act and applicable state securities laws; and (iii) that the certificates representing the Common Stock will bear a customary restrictive legend as to the foregoing matters.

               (b) MarketNet represents and warrants to IMA and the Company as follows:

                    (1) Corporate Power and Authority. MarketNet has the
                        -----------------------------
requisite power and authority to execute, deliver and perform this Agreement and to contribute to the Company the Transferred MarketNet Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of MarketNet. This Agreement constitutes the legal, valid and binding obligation of MarketNet, enforceable against MarketNet in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                    (2) Validity of Contemplated Transactions. The execution,
                        -------------------------------------
delivery and performance of this Agreement by MarketNet and the consummation of the transactions contemplated hereby do not and will not (a) violate, breach or contravene any of the terms, conditions or provisions of the Articles of Organization or limited liability company agreement of MarketNet, (b) violate or constitute a default under, any material contract by which MarketNet or its property is bound, or (c) violate any material provision of law.

                    (3) Title to Contributed Assets. MarketNet is in possession
                        ---------------------------
of and has good, valid and marketable title to, or has a valid leasehold interest in or valid rights under contract to use, all the Transferred MarketNet Assets. All the Transferred MarketNet Assets are free and clear of all Liens, except Permitted Liens.

               (4) Investment Representation. MarketNet is an "accredited
                   --------------------------
investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "1933 Act"). MarketNet is acquiring the Common Stock issuable by the Company hereunder for investment and not with a view to, or for sale in connection with, any "distribution," as such term is used in Section 2(11) of the 1933 Act, of any shares of Common Stock in violation of the 1933 Act. MarketNet understands that (i) the Common Stock issuable hereunder will be "restricted securities" within the meaning of Rule 144 promulgated under the 1933 Act; (ii) such securities must be held indefinitely and that no transfer of such securities may be made by MarketNet unless (A) the sale of such securities has been registered under the 1933 Act and any applicable state securities laws, or (B) an exemption from registration is available under the 1933 Act and applicable state securities laws; and (iii) that the certificates representing the Common Stock will bear a customary restrictive legend as to the foregoing matters.

          (c) The Company represents and warrants to IMA and MarketNet as follows:

               (1) Corporate Power and Authority.  The Company has the requisite
                   -----------------------------
power and authority to execute, deliver and perform this Agreement and to accept the Transferred Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

               (2) Validity of Contemplated Transactions. The execution,
                   -------------------------------------
delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and will not (a) violate, breach or contravene any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Company, (b) violate or constitute a default under, any material contract by which the Company or its property is bound, or
(c) violate any material provision of law.

               (3) Capitalization. The Company's authorized capital stock
                   --------------
consists of 10,000,000 shares of common stock, no par value ("Common Stock"), none of which is issued and outstanding. Except for stock options for an aggregate of 1,250,000 shares granted to employees and consultants of the Company or its Affiliates pursuant to the Company's 1999 Employee and Consultant Stock Option Plan, there are no outstanding options, warrants or rights to acquire any capital stock of the Company and there are no outstanding securities that are convertible into or exchangeable for capital stock of the Company. The Contributors will collectively own all of the issued and outstanding shares of the Common Stock of the Company as of the closing of the transactions contemplated by the Agreement. On the Closing Date 7,990,000 shares of the Common Stock will be issued to IMA and 510,000 shares of the Common Stock will be issued to MarketNet.

    Section 6. Patent Applications.  MarketNet and IMA acknowledge and agree
               -------------------
that certain technology and intellectual property rights were acquired from IMA by MarketNet pursuant to an Asset Purchase Agreement dated as of December 31,
                                                                 -----------
1997 and that MarketNet
subsequently developed certain additional intellectual property after January 1, 1998 utilizing the services of IMA's research and development staff on a consulting basis. MarketNet is transferring all of its technology and intellectual property rights to the Company pursuant to this Agreement, including without limitation all such technology and intellectual property rights acquired from IMA and developed by MarketNet. Certain of the intellectual property developed by MarketNet utilizing the services of IMA's research and development department is the subject of United States patent application No. 09/084,810 ("Application Number 09/084,810") filed in the name of IMA, as nominee for MarketNet. MarketNet and IMA agree that Application Number 09/084,810 is beneficially owned by MarketNet and that MarketNet is transferring all of its right, title and interest in and to Application Number 09/084,810 to the Company pursuant to this Agreement. Accordingly, MarketNet hereby directs IMA, as its nominee with respect to Application Number 09/084,810, on and after the Closing, to execute and deliver to the Company and file with all appropriate authorities, including the United States Patent and Trademark Office, all instruments of assignment, notices, certificates, and other documents necessary to effectively transfer ownership of Application Number 09/084,810 to the Company.

      Section 7.    Conditions to the Obligations of IMA.  The obligations of
                    ------------------------------------
IMA to perform this Agreement are subject to the satisfaction of the following conditions unless waived by IMA in writing:

      (a) Representations and Warranties.  The representations and warranties of
          ------------------------------
the Company and MarketNet set forth in Sections 5(c) and 5(b) hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, and IMA shall have received certificates signed by an officer of the Company and MarketNet, respectively, to that effect at the Closing.

      (b) Performance of Obligations of the Company and MarketNet.  Each of the
          -------------------------------------------------------
Company and MarketNet shall have performed all obligations required to be performed by it prior to or at the Closing under this Agreement, and IMA shall have received a certificate signed by an officer of each of the Company and MarketNet, respectively, to that effect at the Closing.

      (c) Assignment and Assumption Agreement.  IMA shall have received a duly
          -----------------------------------
executed IMA Assignment and Assumption Agreement in substantially the form of Exhibit G attached hereto.
---------

      (d) Software Licensing, Marketing and Noncompetition Agreement.  The
          ----------------------------------------------------------
Company shall have executed and delivered the Software Licensing, Marketing and Noncompetition Agreement in substantially the form of Exhibit I attached hereto.
                                                      ---------

      (e) Registration Rights Agreement.  The Company shall have executed and
          -----------------------------
delivered the Registration Rights Agreement in substantially the form of Exhibit
                                                                         -------
J attached hereto.
-

      (f) Services Agreement.  The Company shall have executed and delivered the
          ------------------
Services Agreement in substantially the form of Exhibit K attached hereto.
                                                ---------

     (g) Space Sharing Agreement.  The Company shall have executed and delivered
         -----------------------
the Space Sharing Agreement in substantially the form of Exhibit L.
                                                         ---------

     Section 8.    Conditions to the Obligations of MarketNet.  The obligations
                   ------------------------------------------
of MarketNet to perform this Agreement are subject to the satisfaction of the following conditions unless waived by MarketNet in writing.

     (a) Representations and Warranties.  The representations and warranties of
         ------------------------------
the Company and IMA set forth in Sections 5(c) and 5(a) hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, and MarketNet shall have received certificates signed by an officer of each of the Company and IMA to that effect at Closing.

     (b) Performance of Obligations of the Company and IMA.  Each of the Company
         -------------------------------------------------
and IMA shall have performed all obligations required to be performed by it prior to or at the Closing under this Agreement, and MarketNet shall have received certificates signed by an officer of each of the Company and MarketNet to that effect at the Closing.

     (c) Assignment and Assumption Agreement.  MarketNet shall have received a
         -----------------------------------
duly executed MarketNet Assignment and Assumption Agreement in substantially the form of Exhibit H, attached hereto.
        ------- -

     (d) Registration Rights Agreement.  The Company shall have executed and
         -----------------------------
delivered the Registration Rights Agreement in substantially the form of Exhibit
                                                                         -------
J attached hereto.
-

     Section 9.    Conditions to the Obligations of the Company.  The
                   --------------------------------------------
obligations of the Company to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the Company in writing:

     (a) Representations and Warranties.  The representations and warranties of
         ------------------------------
IMA and MarketNet set forth in Sections 5(a) and 5(b), respectively hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, and the Company shall have received certificates signed by an officer of each of IMA and MarketNet to that effect at the Closing.

     (b) Performance of Obligations of IMA and MarketNet.  Each of IMA and
         -----------------------------------------------
MarketNet shall have performed all obligations required to be performed by it prior to or on the Closing under this Agreement and the Company shall have received certificates signed by an officer of each of IMA and MarketNet to that effect at the Closing.

     (c) Assumption Agreement.  The Company shall have received the IMA
         --------------------
Assignment and Assumption Agreement and the MarketNet Assignment and Assumption Agreement in substantially the forms of Exhibit G and Exhibit H attached hereto,
                                        ---------     ---------
duly executed by IMA and MarketNet, respectively.

     (d)  Software Licensing, Marketing and Noncompetition Agreement. IMA shall
          ----------------------------------------------------------
have executed and delivered the Software Licensing, Marketing and Noncompetition Agreement in substantially the form of Exhibit I attached hereto.
                                      ----------

     (e)  Services Agreement. IMA shall have executed and delivered the Services
          ------------------
Agreement in substantially the form of Exhibit K attached hereto.
                                       ---------

     (f)  Space Sharing Agreement. IMA shall have executed and delivered the
          -----------------------
Space Sharing Agreement in substantially the form of Exhibit L attached hereto.
                                                     ---------

     Section 10.  Survival of Representations and Warranties; Indemnification,
                  ------------------------------------------------------------
Etc.
---

     (a)  Survival. All representations and warranties of the parties made in
          --------
this Agreement or pursuant to this Agreement, including, without limitation, all representations and warranties made on any Exhibit or Schedule hereto or document delivered hereunder, shall survive the Closing until the second anniversary of the Closing (the "Survival Date") but thereafter shall expire and no party shall be entitled to make a claim for indemnification with respect to such representations and warranties unless a claim with respect thereto shall have been made in writing against the party responsible for indemnification hereunder on or prior to the Survival Date; provided that the foregoing limitation shall not apply to the representations and warranties made in Sections 5(a)(3), 5(b)(3) and 5(c)(3), which shall survive until the expiration
         -------  -------     -------
of all applicable statutes of limitation. All representations and warranties hereunder shall be deemed to be material and relied upon by the parties with or to whom the same were made, not withstanding any investigation or inspection made by or on behalf of such party or parties.

     (b)  Indemnification by IMA. IMA hereby agrees to indemnify and to hold
          ----------------------
the Company and MarketNet harmless from, against and in respect of any and all losses, liabilities actions, suits, proceedings, claims, demands, assessments, judgments, costs and out-of-pocket expenses, including, without limitation, reasonable legal fees and expenses suffered or incurred (collectively, "Losses"), suffered or incurred by the Company or MarketNet by reason of (i) any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by IMA contained in this Agreement or in any certificate, document or instrument delivered to the Company or MarketNet pursuant hereto or in connection herewith and (ii) any liability or obligation of IMA not expressly assumed by the Company pursuant to this Agreement.

     (c)  Indemnification by MarketNet. MarketNet hereby agrees to indemnify and
          ----------------------------
hold the Company and IMA harmless from, against and in respect of any and all Losses by reason of (i) the Company or IMA from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by MarketNet contained in this Agreement or in any certificate, document or instrument delivered to the Company or IMA pursuant hereto or in connection herewith and
(ii) any liability or obligation of MarketNet not expressly assumed by the Company pursuant to this Agreement.

     (d)  Indemnification by the Company. The Company hereby agrees to indemnify
          ------------------------------
and hold each of IMA and MarketNet harmless from, against and in respect of any and all Losses, suffered or incurred by IMA or MarketNet by reason of (i) any untrue representation; breach of warranty or non-fulfillment of any covenant or agreement by the Company contained in this Agreement or in any certificate, document or instrument delivered to IMA or MarketNet pursuant hereto or in connection herewith and (ii) any IMA Assumed Liability or any MarketNet Assumed Liability.

     (e)  Matters Involving Third Parties.
          --------------------------------

          (i) If any third party shall notify any party hereto (the "Indemnified Party") with respect to any matter (a "Third Party Claim")
      -----------------                                  -----------------
     which may give rise to a claim for indemnification against any other party hereto (the "Indemnifying Party") under this Section 10, then the
                  ------------------
     Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified
              -----------------
     Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

          (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
     (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Sectio10(e)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

          (iv) In the event any of the conditions in Section 10(e)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Party will remain responsible for any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 10.

     (f)  Disclaimer. Except as expressly provided in this Agreement, neither
          ----------
IMA nor MarketNet makes any representation or warranty, express or implied, with respect to the IMA Transferred Assets or the MarketNet Transferred Assets, including, but not limited to, any implied warranty of merchantability or fitness for a particular purpose.

     Section 11.   Further Assurances.  In case at any time after the Closing,
                   ------------------
any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Section 10 above).

      Section 12.  Miscellaneous.
                   -------------

          (a)  Modification; Waiver. This Agreement may be modified only by a
               --------------------
written instrument executed by the parties to this Agreement. Any of the terms and conditions of this Agreement may be waived in writing at any time on or prior to the Closing Date by the party entitled to the benefits of such terms and conditions.

          (b)  Further Actions. Each party shall execute and deliver such
               ---------------
certificates and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by this Agreement.

          (c)  Assignment. This Agreement shall be binding upon and inure to the
               ----------
benefit of the parties and their respective successors and permitted assigns, but shall not be assignable, by operation of law or otherwise, by any party without the prior written consent of the other parties.

          (d)  Counterparts. This Agreement may be executed in counterparts, all
               ------------
of which shall constitute one and the same instrument.

          (e)  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
among the parties with respect to the subject matter hereof.

          (f)  Severability. If any provision of this Agreement is invalid,
               ------------
illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

          (g)  Headings. Section headings in this Agreement are included herein
               --------
for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (h)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles of such State.

          (i)  Termination. Anything contained in this Agreement to the contrary
               -----------
notwithstanding, this Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Contributors and the Company. In the event this Agreement shall be terminated pursuant to this Section 12(i), all further obligations of the parties under this Agreement shall terminate without further liability of any party to this Agreement; provided, however,
                                                          --------  -------
that nothing herein shall relieve any party from liability for its willful breach of this Agreement.



                           [SIGNATURE PAGE FOLLOWS]

          THIS AGREEMENT has been signed by each of the parties hereto as of the date of first set forth above.


                                        INFORMATION MANAGEMENT ASSOCIATES, INC
                                        a Connecticut corporation



                                        By:___________________________________
                                        Name:  Gary R.  Martino
                                        Title: Assistant Secretary



                                        MARKETNET, L.L.C.
                                        a Delaware limited liability company



                                        By:___________________________________
                                        Name:  Victor Nesi
                                        Title: Member



                                        buyingedge.com inc.


                                        By:___________________________________
                                        Name:  Gary R.  Martino
                                        Title: President



                   [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT]

                                   Exhibit A
                                   ---------

                            Assumed IMA Liabilities



     1. All liabilities and obligations arising after the Closing Date under the IMA Contracts.

     2. Accounts payable relating to computer equipment contributed to buyingedge.com inc.

                                   Exhibit B
                                   ----------

                         Assumed MarketNet Liabilities



     1. All liabilities and obligations arising after the Closing Date under the MarketNet Contracts.

                                   Exhibit D
                                   ---------

                                 IMA Contracts



     1. Independent Contractor Services Agreement between IMA and Digitools, Inc. effective October 1, 1997, and IMA's interest in said contract was transferred to MarketNet as of December 31, 1997.

     2. Development Agreement between American Business Information, Inc. and IMA. effective December 16, 1997, and IMA's interest in said contract was transferred to MarketNet as of December 31, 1997.

     3. American Business Information License Agreement between American Business Information, Inc. and Information Management Associates, Inc. dated December 12, 1997, and IMA's interest in said contract was transferred to MarketNet as of December 31, 1997.

     4. Professional Services Agreement between Advanced Technology Solutions, Inc. and Information Management Associates, Inc. dated April 9, 1999.

     5. Third Party Consulting Services Agreement between John Sawa and Information Management Associates, Inc. dated March 10, 1999.

     6. Third Party Consulting Services Agreement between Tyrell Software Corporation and Information Management Associates, Inc. dated January 27, 1999.

     7. Master Service Agreement between Frontier Global Center and Information Management Associates, Inc. dated May 14, 1999.

     8. Master Lease Agreement (No. 552335) between Apple Commercial Credit and Information Management Associates, Inc. dated March 23, 1999, including: Equipment Schedule No. 552335; Equipment Schedule No. 553521; Service Contract (Banctec Service Corp. - Order No. 223294018 & 223294786); Parts Support Agreement (Dell - Order No. 223294018 & 223294786).

                                   Exhibit C
                                   ---------

                   IMA Consumer Electronic Commerce Products

1. Computer software code developed by IMA for the consumer electronic commerce website designated as buying edge, including a form based messaging response system, a web navigation system, a vendor database and a product database.

                                   Exhibit DD
                                   ----------

     Equipment Contributed to buyingedge.com by Information Management Associates, Inc.

----------------------------------------------------------------------------------------------------------------------
IMA Tag #     Serial Number                            Make/Model                             Location/Assigned to
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                      Sun E250 Application Server                         Frontier/Global Center - NY
----------------------------------------------------------------------------------------------------------------------
                                      Network Appliance Netapp F740 Configured Filer      Frontier/Global Center - NY
----------------------------------------------------------------------------------------------------------------------
                                      Sun E250 Development Server                         Irvine
----------------------------------------------------------------------------------------------------------------------
2162      0000321-C-12800-85G-3074    Dell Latitude 233 Laptop (Edison Jr. - runs Linux)  Shelton
----------------------------------------------------------------------------------------------------------------------
2188      1V8ABYG3929T                Compaq 233 Laptop (for demo kit)                    Shelton
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
000668                                Dell Dimension 400 Desktop                         Tony Urgo
----------------------------------------------------------------------------------------------------------------------
000772    BC096525536                 Gateway - Solo 2200                                Chris DeBenedictis
----------------------------------------------------------------------------------------------------------------------
002068    BC197232545                 Gateway Laptop (Old Model)                         Chris DeBenedictis
----------------------------------------------------------------------------------------------------------------------
002073    007866968                   Gateway P266 - LPMI Tower                          Tracy Hartzler
----------------------------------------------------------------------------------------------------------------------
002074    0007866968                  Gateway 2000 - 266 Desktop                         Mike Horng
----------------------------------------------------------------------------------------------------------------------
002077    BG8BN                       Dell M200 - MMS                                    Tracy Hartzler
----------------------------------------------------------------------------------------------------------------------
002085    0007990908                  Gateway Solo 2200 Laptop                           Paul Schmidt
----------------------------------------------------------------------------------------------------------------------
002089    0008138058                  Gateway 2000 - 266 Desktop                         Brett Rayno
----------------------------------------------------------------------------------------------------------------------
002101    HD098030649                 Gateway Laptop (Old Model)                         Chris DeBenedictis
----------------------------------------------------------------------------------------------------------------------
002106    CC3SV                       Dell Latitude 233 Laptop                           Tracy Hartzler
----------------------------------------------------------------------------------------------------------------------
002143    00060888-12800-83T-0417     Dell Latitude 233 Laptop                           Nick Dowling
----------------------------------------------------------------------------------------------------------------------
002154    0009321C-12800-841-0307     Gateway Solo 2200 Laptop                           Jacques Wagemaker
----------------------------------------------------------------------------------------------------------------------
002156    000-9321C-12800-85G         Dell Latitude 233 Laptop                           Paul Speranza
----------------------------------------------------------------------------------------------------------------------
002172    0009321C-12800-861-3129     Dell Latitude 233 Laptop                           Joe Avallone
----------------------------------------------------------------------------------------------------------------------
002183    G5DF2                       Dell Dimension 400 Desktop                         Matt Delligatti
----------------------------------------------------------------------------------------------------------------------
002196    G5DF3                       Dell Dimension 400 Desktop                         Foster Bass
----------------------------------------------------------------------------------------------------------------------
002197    G5DF5                       Dell Dimension 400 Desktop                         Craig Sanborn
----------------------------------------------------------------------------------------------------------------------
002199    G5DF4                       Dell Dimension 400 Desktop                         Carter Communale
----------------------------------------------------------------------------------------------------------------------
002244    ZFL69                       Dell Latitude 233 Laptop                           James Fini
----------------------------------------------------------------------------------------------------------------------
002224    XA840236DLU                 Apple G3-350 Desktop                               Patrick Neeman
----------------------------------------------------------------------------------------------------------------------
002612    000669021280081H118         Dell Latitude 233 Laptop                           Paul White
----------------------------------------------------------------------------------------------------------------------
Missing   0006392596                  Gateway P5 166 - ATX Tower                         Tracy Hartzler
----------------------------------------------------------------------------------------------------------------------
Missing   TB3X6-HDJWP-XC9PC-          (Generic Clone) 233 Desktop                        Toby Gustafson
          II374Y-HHWQ3
----------------------------------------------------------------------------------------------------------------------

                                  Exhibit DDD
                                  -----------


Trademarks:                  "BUYINGEDGE" - Serial Number 75/671876
----------                    Application Filing Date:  March 31, 1999

                              "VENDOREDGE" - Serial Number 75/671877
                              Application Filing Date:  March 31, 1999

Domain Name Registrations:
-------------------------

             BUYINGEDGE.COM                       BUYING-EDGE.NET
             VENDOREDGE.COM                       BUYEDGE.ORG
             SELLEREDGE.COM                       BUY-EDGE.ORG
             SUPPORTEDGE.NET                      BUY-EDGE.COM
             BUYINGEDGEPILOT.COM                  BUY-EDGE.NET
             BUYINGEDGEPILOT.ORG                  BUYEREDGE.ORG
             BUYINGEDGEPILOT.NET                  BUYEREDGE.NET
             BUYINGEDGESUCKS.ORG                  BUYINGEDGE.NET
             BUYINGEDGE-SUCKS.ORG                 BUYINGEDGE.ORG
             BUYINGEDGE-SUCKS.COM                 VENDOREDGE.NET
             BUYINGEDGE-SUCKS.NET                 VENDOREDGE.ORG
             BUYINGEDGESUCKS.NET                  VENDOR-EDGE.COM
             BUYINGEDGESUCKS.COM                  VENDOR-EDGE.NET
             BUYINGEDGE.COM                       VENDOR-EDGE.ORG
             BUYINGEDGE.NET                       BUYEDGE.NET
             BUYINGEDGE.ORG                       SUPPORTEDGE.COM
             BUYING-EDGE.COM                      SUPPORTEDGE.ORG
             BUYING-EDGE.ORG

                                   Exhibit E
                                   ---------

                              MarketNet Contracts



     1. Independent Contractor Services Agreement between IMA and Digitools, Inc. effective October 1, 1997, and IMA's interest in said contract was transferred to MarketNet as of December 31, 1997.

     2. Development Agreement between American Business Information, Inc. and IMA. effective December 16, 1997, and IMA's interest in said contract was transferred to MarketNet as of December 31, 1997.

     3. American Business Information License Agreement between American Business Information, Inc. and Information Management Associates, Inc. dated December 12, 1997, and IMA's interest in said contract was transferred to MarketNet as of December 31, 1997.

                                   Exhibit F
                                   ---------

                              MarketNet Products

1. Computer software code for Query processing based search engine based on industry codes.

                                   Exhibit G
                                   ---------

                Form of IMA Assignment and Assumption Agreement

                                   Exhibit H
                                   ---------

             Form of MarketNet Assignment and Assumption Agreement

                                   Exhibit I
                                   ---------

      Form of Software Licensing, Marketing and Noncompetition Agreement

                                   Exhibit J
                                   ---------

                     Form of Registration Rights Agreement

                                   Exhibit K
                                   ---------

                          Form of Services Agreement

                                   Exhibit L
                                   ---------

                        Form of Space Sharing Agreement